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                       BAY VIEW CAPITALBAY VIEW CAPITAL


                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  April 15, 1999

                      Bay View Securitization Corporation
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              (Exact name of registrant as specified in charter)


          Delaware                      333-16233                93-1225376
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State or other jurisdiction of     (Commission File No.)      (I.R.S. Employer
 incorporation or organization                               Identification No.)


        c/o Bay View Bank
        1840 Gateway Drive
       San Mateo, California                               94404
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Address of principal executive offices                   Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


     2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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            (Former name, former address, and former fiscal year,
                         if changed since last report)

Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated March 31, 1999


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                           BAY VIEW 1997 RA-1 AUTO TRUST
                                      BY:  BAY VIEW SECURITIZATION CORPORATION
                                           ORIGINATOR OF TRUST



Dated:  April 26, 1999        By:  /s/ David A. Heaberlin
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                                   David A. Heaberlin
                                   Treasurer and Chief Financial Officer

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